UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2022

AKERNA CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39096	83-2242651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Larimer Street, #246, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 932-6537

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KERN	NASDAQ Capital Market
Warrants to purchase one share of Common Stock	KERNW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 23, 2022, Akerna Corp. (“Akerna” or the “Company”) reconvened the Company’s previously adjourned 2022 annual meeting of stockholders (the “Annual Meeting”). 22,155,493 shares of common stock were present at the Annual Meeting in person or by proxy constituting a quorum. At the Annual Meeting the stockholders held a vote on the following proposal:

Proposal 7 – To approve the adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes to approve either the CN Nasdaq 20% Cap Removal Proposal, the 365 Nasdaq 20% Cap Removal Proposal, the Authorized Share Increase or the Incentive Plan Amendment (the “Adjournment Proposal”).

By motion of the Chairperson of the Annual Meeting, Jessica Billingsley, the stockholders votes on the Adjournment Proposal to adjourn the Annual Meeting to 9:00 a.m. Mountain Time on May 25, 2022 at 201 Milwaukee St Unit 200, Denver, CO 80206. The motion was approved upon the following vote:

For	Against	Abstain	Broker Non-Votes
16,161,445	5,196,286	797,761	0

Upon the approval of the proposal, the Company adjourned the Annual Meeting. During the period of the adjournment, the Company will continue to solicit votes from its stockholders with respect to all of the proposals for the Annual Meeting.

Stockholders will be able to attend the adjourned Annual Meeting when it is reconvened at 201 Milwaukee St Unit 200, Denver, CO 80206, on Wednesday, May 25, 2022 at 9:00 a.m. Mountain Time. Stockholders who have already voted do not need to recast their votes. Proxies previously submitted in respect of the Annual Meeting will be voted at the adjourned Annual Meeting unless properly revoked in accordance with the procedures described in the Company’s proxy statement.

The close of business on March 31, 2022 will continue to be the record date for the determination of stockholders of the Company entitled to vote at the Annual Meeting.

Forward-Looking Statements

Certain statements made in this report are "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Such forward-looking statements include but are not limited to statements regarding the date of the Company’s annual meeting of stockholders and statements regarding the benefits of voting for the proposals at the Company’s annual general meeting of stockholders. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of significant known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside Akerna's control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others that may affect actual results or outcomes, include risks and uncertainties disclosed from time to time in Akerna's filings with the U.S. Securities and Exchange Commission, including those under the heading "Risk Factors" in the Company's latest annual report on Form 10-K filed on March 31, 2022 and in its subsequent reports. You are cautioned not to place undue reliance on forward-looking statements. All information herein speaks only as of the date hereof, in the case of information about Akerna, or the date of such information, in the case of information from persons other than Akerna. Akerna undertakes no duty to update or revise the information contained herein.

Additional Information and Where to Find It

In connection with the annual meeting of stockholders, the Company filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement which was mailed to the Company’s stockholders as of the record date for the annual meeting of stockholders. STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS THERETO, BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE MATTERS BEFORE THE STOCKHOLDERS AT THE ANNUAL MEETING. The Company’s stockholders may also obtain copies of the proxy statement, the annual report to stockholders and all other relevant documents filed or that will be filed with the SEC in connection with the annual meeting, without charge, once available, at the SEC’s website at http://www.sec.gov or by directing a request to: AKERNA CORP., 1550 Larimer Street #246,Denver, Colorado 80202,Attention: Secretary or visiting www.cstproxy/akerna/2022.

Participants in the Solicitation

The Company and certain of its respective directors, executive officers and other members of management and employees may be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the annual meeting. STOCKHOLDERS AND OTHER INTERESTED PERSONS MAY OBTAIN, WITHOUT CHARGE, MORE DETAILED INFORMATION REGARDING THE DIRECTORS AND OFFICERS OF THE COMPANY IN ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021, WHICH WAS FILED WITH THE SEC ON MARCH 31, 2022 AND WAS MAILED TO STOCKHOLDERS ALONG WITH THE PROXY STATEMENT. INFORMATION REGARDING THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES TO STOCKHOLDERS IN CONNECTION WITH THE ANNUAL MEETING AND OTHER MATTERS TO BE VOTED AT THE ANNUAL MEETING ARE SET FORTH IN THE DEFINITIVE PROXY STATEMENT.

Item 7.01. Regulation FD Disclosure.

On May 13, 2022, the Company issued a press release announcing the adjournment of the Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, and Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release issued byAkerna Corp. on May 23, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 23, 2022	AKERNA CORP.

	By:	/s/ Jessica Billingsley
Name: Jessica Billingsley
Title: Chief Executive Officer

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